SUPPLEMENT DATED APRIL 1, 2026
TO THE NOTICE DOCUMENTS DATED MAY 1, 2025 AND PROSPECTUSES DATED MAY 1, 2012 FOR

CompleteSM Variable Life Insurance
CompleteSM Advisor Variable Life Insurance

This supplement updates certain information in the prospectuses and Notice Documents for the above referenced variable life insurance policies issued by Symetra Life Insurance Company.

Portfolios Available Under Your Policy:
The following portfolios are only available if you have been continuously invested in them as of April 1, 2026.

•Fidelity® VIP Equity-Income Portfolio - Initial Class
•Fidelity VIP Overseas Portfolio - Initial Class
•Vanguard VIF - Balanced Portfolio
•Victory Pioneer Equity Income VCT Portfolio Class I